UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007 (May 8, 2007)
_______________

ISLE OF CAPRI CASINOS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Emerson Rd., Suite 300
St. Louis, MO 63141
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (314) 813-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The registrant and Timothy Hinkley, the registrant’s president and chief operating officer, have agreed that Mr. Hinkley’s resignation will be effective July 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Isle of Capri Casinos, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: May 14, 2007	By:	/s/ DONN R. MITCHELL, II
	Name:	Donn R. Mitchell, II
	Title:	Senior Vice President and Chief Financial Officer